Exhibit 10.53

AMENDMENT AGREEMENT

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT, dated as of October 29, 2014, (this “Amendment”), to the Registration Rights Agreement by and between International Stem Cell Corporation, a Delaware corporation (the “Company”) and each purchaser identified on the signature pages thereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”), dated as of October 14, 2014 (the “Agreement”). All such terms not defined herein shall have such meanings as defined in the Agreement and the Purchase Agreement (as defined below).

WHEREAS, pursuant to the Securities Purchase Agreement, by and between the Company and the Purchasers, dated as of October 7, 2014 (the “Purchase Agreement”), the Company issued to the Purchasers (i) 2,000 share of the Company’s Series H-1 Convertible Preferred Stock (the “Series H-1 Preferred Stock”) initially convertible into 31,022,181 shares (the “Series H-1 Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) 500 shares of the Company’s Series H-2 Convertible Preferred Stock (the “Series H-2 Preferred Stock” and together with the Series H-1 Preferred Stock, the “Preferred Stock”) initially convertible into 7,755,545 shares of Common Stock (the “Series H-2 Conversion Shares” and together with the Series H-1 Conversion Shares, the “Conversion Shares”), (iii) Series A Common Stock purchase warrants (the “Series A Warrants”) to purchase up to 38,777,726 shares of Common Stock (the “Series A Warrant Shares”), (iv) Series B Common Stock purchase warrants (the “Series B Warrants”) to purchase up to 38,777,726 shares of Common Stock (the “Series B Warrant Shares”), and (v) Series C Common Stock purchase warrants (the “Series C Warrants”) to purchase up to 38,777,726 shares of Common Stock (the “Series C Warrant Shares” and collectively with the Series A Warrant Shares and the Series B Warrant Shares, the “Warrant Shares”);

WHEREAS, pursuant to the Agreement, the Agreement, the Company is required to file the Initial Registration Statement on or before the 30th calendar day following the Agreement, and have such Initial Registration Statement declared effective by the 60th calendar day following the date of the Agreement (or, in the event of a “full review” by the Commission, the 105th calendar day following the date of the Agreement);

WHEREAS, the Company has requested that the Initial Registration Statement only include for registration for resale 200% of the Conversion Shares and shall not include any Warrant Shares. Additionally, the Company has requested that it is only required to register for resale 100% of the Warrant Shares;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchasers agree as follows:

1. Initial Registration Statement. The Company and the Purchasers hereby agree that if the Initial Registration Statement registers for resale 200% of the Conversion Shares, and such Initial Registration Statement registering for resale 200% of the Conversion Shares is declared effective by the 60th calendar day following the date of the Agreement (or in the event of a “full review” by the Commission, the 105th calendar day following the date of the Agreement), then the Company shall not be in breach of clause (iv) of Section 2(d) of the Agreement and no liquidated damages shall accrue; provided, however, in the event that such Initial Registration Statement is not declared effective on or before the 60th calendar day following the date of the Agreement (or in the event of a “full review” by the Commission, the 105th calendar day following the date of the Agreement), the terms of this clause shall be null and void and the terms and conditions of the Agreement shall remain in full force and effect. Notwithstanding the foregoing, such Initial Registration Statement shall not register for resale any Warrant Shares; provided, however, the Warrant Shares shall continue to be Registrable Securities pursuant to the terms and conditions of the Agreement.

2. Registrable Securities. The Company and the Purchasers hereby agree that the Company shall only be required to register 200% of the Conversion Shares and 100% of the Warrant Shares. As such, clauses (a) and (b) of the definition of Registrable Securities in the Agreement shall be amended and restated as follows:

“(a) 200% of the shares of Common Stock then issued and issuable upon conversion in full of the Preferred Stock (assuming on such date the shares of Preferred Stock are converted in full without regard to any conversion limitations therein), (b) 100% of all Warrant Shares then issued and issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein),”

In addition, the definition “Additional Registrable Securities” shall be deleted in its entirety and any and all references to Additional Registrable Securities in the Agreement shall be ignored.

4. The definition “filing date” is hereby amended and restated in its entirety as follows:

“Filing Date” means, with respect to, (i) the Initial Registration Statement required hereunder, the 30th calendar day following the date hereof, (ii) the Registrable Securities not registered for resale on the Initial Registration Statement, the earlier of (A) the fifteenth calendar (15th) day after the holders of the Series H-1 Preferred Stock have notified the Company that such holders have sold substantially all of their Conversion Shares and (B) the four (4) month anniversary of the date of the Agreement (assuming the holders of the Series H-1 Preferred Stock have notified the Company that such holders have sold substantially all of their Conversion Shares) and (iii) any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), two (2) calendar days of the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

3. Termination Date of Series B Warrant. The Company hereby agrees to extend the Termination Date (as defined in the Series B Warrant) of the Series B Warrant by an additional 20 Trading Days in the event that all of the Series B Warrant Shares are not registered for resale by the Holder pursuant to an effective Registration Statement on or before the Effectiveness Date. As such, the second clause of the first sentence in the first paragraph of the Series B Warrant shall be amended and restated as follows:

“; provided, however, in the event that all of the Warrant Shares are not registered for resale by the Holder pursuant to an effective Registration Statement on or before the Effectiveness Date (as defined in the Registration Rights Agreement), the Termination Date shall be tolled and extended until the 30th Trading Day following the adjustment to the Exercise Price upon the Effective Date pursuant to Section 2(b).”

4. Transaction Documents. The Agreement and the related Transaction Documents are hereby amended so that the term “Transaction Documents” includes this Amendment. The foregoing amendments are given solely in respect of the transactions contemplated hereby. Except as expressly set forth above, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this agreement and shall not be in any way changed, modified or superseded by the terms set forth herein.

5. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by the terms of the Purchase Agreement.

6. Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party, and such counterparts may be delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

INTERNATIONAL STEM CELL CORPORATION

By:	/s/ Jay Novak
Name:	Jay Novak
Title:	Chief Financial Officer

[PURCHASER SIGNATURE PAGES TO ISCO

AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Sabby Healthcare Volatility Master Fund, Ltd.

Signature of Authorized Signatory of Purchaser: /s/ Robert Grundstein

Name of Authorized Signatory: Robert Grundstein

Title of Authorized Signatory: COO of Investment Manager

Email Address of Purchaser:

[PURCHASER SIGNATURE PAGES TO ISCO

AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Sabby Volatility Warrant Master Fund, Ltd.

Signature of Authorized Signatory of Purchaser: /s/ Robert Grundstein

Name of Authorized Signatory: Robert Grundstein

Title of Authorized Signatory: COO of Investment Manager

Email Address of Purchaser: